                                                                    EXHIBIT 10.7



                               THIRD AMENDMENT TO

                             TAX SHARING AGREEMENT

                                  by and among

                                  AT&T CORP.,

                           LIBERTY MEDIA CORPORATION,
                for itself and each member of the Liberty Group,

                           TELE-COMMUNICATIONS, INC.,

                          LIBERTY VENTURES GROUP LLC,

                            LIBERTY MEDIA GROUP LLC,

                                TCI STARZ, INC.,

                             TCI CT HOLDINGS, INC.,

                                      and

           each Covered Entity listed on the signature pages hereof,



                          dated as of October 20, 1999

          This Third Amendment, dated as of October 20, 1999 (this "Third Amendment"), to the Tax Sharing Agreement dated as of March 9, 1999, as amended by the First Amendment (the "First Amendment") to the Tax Sharing Agreement dated as of May 28, 1999 and the Second Amendment (the "Second Amendment") to the Tax Sharing Agreement dated as of September 24, 1999 (the "Agreement"), is entered into by and among AT&T Corp., a New York corporation ("AT&T"), Liberty Media Corporation, a Delaware corporation ("Liberty"), for itself and on behalf of each member of the Liberty Group, Tele-Communications, Inc., a Delaware corporation, Liberty Ventures Group LLC, a Delaware limited liability company, Liberty Media Group LLC, a Delaware limited liability company, TCI Starz, Inc., a Colorado corporation, TCI CT Holdings, Inc., a Delaware corporation, each Covered Entity listed on the signature pages hereof, and each entity which becomes a party to the Agreement pursuant to Section 23 thereto. Unless otherwise stated herein, capitalized terms used in this Third Amendment shall have the meaning ascribed to such terms in the Agreement.

          WHEREAS, the parties have entered into the Agreement which governs the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group;

          WHEREAS, AT&T intends to acquire Ascent Entertainment Group, Inc., a Delaware corporation ("Ascent"), in a transaction qualifying as a tax-free reorganization under Section 368(a) of the Code pursuant to an Agreement and Plan of Merger dated as of October 20, 1999 (the "Ascent Merger Agreement") for and on behalf of the Liberty Group;

          WHEREAS, the parties intend that any Tax Items arising from or relating to the Ascent Merger (as defined below), including any Tax Items of Ascent or any of its direct or indirect assets or subsidiaries, shall be considered Tax Items attributable to the Liberty Group except to the extent set forth herein; and

          WHEREAS, the parties now wish to amend the Agreement in certain respects to clarify the intent of the parties with respect to the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group and to make such other amendments, as provided herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby amend the Tax Sharing Agreement as follows:

          1.        The Agreement is amended by inserting as Section 3(d)(xii):

          "(xii)    Ascent Merger.  Any Tax Item arising from or relating to
                    -------------
Ascent, Ranger Acquisition Corp. ("Ascent Merger Sub"), On Command Corporation, COMSAT Corporation, or any of their respective direct or indirect subsidiaries or affiliates (or any predecessor or successor of any of the foregoing under applicable corporate, limited liability company, partnership or other organizational law) (the "Ascent Entities"); the status of any member of the Common Stock Group as the successor under Code Section 381 (or comparable provision of state, local or foreign Tax law) to any of the Ascent Entities; any direct or indirect asset, liability, business, investment or operation of any of the Ascent Entities; the merger of Ascent Merger Sub with and into Ascent (the "Ascent Merger"), the Ascent Merger Agreement, the Post-Merger Restructuring Transactions (as defined in the Ascent Merger Agreement), the issuance of New Liberty Media Group Tracking Stock in the Ascent Merger or any other transaction contemplated by the Ascent Merger Agreement, the Third Supplement to Inter-Group Agreement dated October 20, 1999 (the "Third Supplement"), or this Third Amendment, or any other document to which the Company, Liberty or any of their respective Subsidiaries (as defined in the Ascent Merger Agreement) or Affiliates (as defined in the Ascent Merger Agreement) is a party that is referred to in the Ascent Merger Agreement, the Third Supplement, and this Third Amendment or executed in connection therewith (any of the foregoing Tax Items specified in this sentence shall be referred to hereinafter as an "Ascent Tax Item"), shall be for the account of the Liberty Group (except to the extent otherwise provided in this Section 3(d)(xii) with respect to any Ascent Tax Item), and Liberty shall pay AT&T any Tax (or any reduction in any Tax refund, credit or other benefit) attributable thereto. Notwithstanding anything in the preceding sentence to the contrary, any Ascent Tax Item shall be for the account of AT&T hereunder if, and to the extent that, such Ascent Tax Item arises directly from and would not have arisen but for (i) any inaccuracy in any of the representations by AT&T or Ascent Merger Sub in the Officer's Certificate dated as of the closing date of the Ascent Merger delivered by AT&T and Ascent Merger Sub in connection with the opinions to be delivered pursuant to Sections 8.2(h) and 8.3(e) of the Ascent Merger Agreement, (ii) any breach by AT&T or Ascent Merger Sub of any of their representations or covenants in Sections 3.9, 3.10, 3.11, 5.3, 7.7, 7.12, 7.13 of the Ascent Merger Agreement or (iii) any breach by AT&T of any representation or covenant in the Inter-Group Agreement (except in the case of clauses (i), (ii) and (iii), to the extent arising out of or relating to the adoption by the Capital Stock Committee of the AT&T Board of Directors of the resolutions attached as Exhibit A to the Second Supplement to the Inter-Group Agreement, dated as of September 24, 1999 (the "Second Supplement") or any action taken by AT&T or any other member of the Common Stock Group in good faith in accordance with the terms of the Second Supplement or Second Amendment in connection with the Stock Repurchase Program (as defined in the Second Supplement) or any Repurchase Transaction or actions taken by AT&T at the request of Liberty as contemplated by Section 1.2(d) of the Third Supplement or otherwise in writing), and AT&T shall pay to the applicable Governmental Authority or to Liberty any Tax, and shall pay to Liberty any reduction in any Tax refund, credit or other benefit that is for the account of Liberty hereunder, attributable thereto.

          2. The Agreement is amended by (i) deleting in Section 9(b) the word "or" and inserting in lieu thereof "," after the words "any Pre-Closing Taxable Period" and before the words "(II) AGI for any taxable period . . ." and (ii) inserting in Section 9(b) the words ", or (III) Ascent for any taxable period ending on or prior to the date of the closing of the Ascent Merger or any Subsidiary of Ascent during any such period for such period" after the words "or any Subsidiary of AGI during any such period for such period" and before the words "; provided, however, that (i) AT&T shall be entitled to participate . . .
 ."
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          3.   Except as otherwise expressly provided herein, the Agreement shall continue in full force and effect without modification.

          IN WITNESS WHEREOF, each of the parties has caused this Third Amendment to be executed by its respective duly authorized officer as of the date first set forth above.



                              AT&T CORP.


                              By:   /s/ Daniel E. Somers
                                    --------------------
                                    Name:  Daniel E. Somers
                                    Title: Senior Executive Vice President and
                                           Chief Financial Officer

                              LIBERTY MEDIA CORPORATION, for
                              itself and for each member of the Liberty Group

                              By:   /s/ Gary S. Howard
                                    ------------------
                                    Name:  Gary S. Howard
                                    Title: Executive Vice President and Chief
                                           Operating Officer
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Each of the Covered Entities listed below on this page hereby executes this
Third Amendment as a member of the Liberty Group to acknowledge that such Person is bound by this Third Amendment as a member of the Liberty Group:


                              LIBERTY SP, INC.


                              By:   /s/ Gary S. Howard
                                    ------------------
                                    Name:  Gary S. Howard
                                    Title: Executive Vice President and Chief
                                           Operating Officer


                              LIBERTY AGI, INC.


                              By:   /s/ Gary S. Howard
                                    ------------------
                                    Name:  Gary S. Howard
                                    Title: Executive Vice President and Chief
                                           Operating Officer



                              LMC INTERACTIVE, INC.


                              By:   /s/ Gary S. Howard
                                    ------------------
                                    Name:  Gary S. Howard
                                    Title: Executive Vice President and Chief
                                           Operating Officer

                              TELE-COMMUNICATIONS, INC.


                              By:   /s/ Daniel E. Somers
                                    --------------------
                                    Name:  Daniel E. Somers
                                    Title: Acting President


                              LIBERTY VENTURES GROUP LLC


                              By:   /s/ Stephen M. Brett
                                    --------------------
                                    Name:  Stephen M. Brett
                                    Title: Vice President and Secretary


                              LIBERTY MEDIA GROUP LLC


                              By:   /s/ Gary S. Howard
                                    ------------------
                                    Name:  Gary S. Howard
                                    Title: Vice President


                              TCI STARZ, INC.


                              By:   /s/ Stephen M. Brett
                                    --------------------
                                    Name:  Stephen M. Brett
                                    Title: Vice President and Secretary


                              TCI CT HOLDINGS, INC.


                              By:   /s/ Gary S. Howard
                                    ------------------
                                    Name:  Gary S. Howard
                                    Title: Executive Vice President and Chief
                                           Operating Officer